COMMITMENTS ( Schedule of Reconciles Undiscounted Cash Flows) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
For the year ending December 31, 2023
2023	$ 739
2024	54
2025 and thereafter	0
Total minimum lease payments	793
Less: amount of lease payments representing interest	21
Present value of future minimum lease payments	772
Less: Current maturities of operating leases	718	$ 781
Long-term operating leases liabilities	54	$ 810
Operating Lease, Liability, Total	$ 772